Exhibit 10.17

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT (the "Agreement") dated as of November 18, 2014 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CG RAILWAY, INC., a Delaware corporation ("CG Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf"), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWJ"), LMS SHIPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAH"), SHEILA MCDEVITT, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") and collateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Consent. Notwithstanding the dollar limitation in Section 8.9(b) of the Credit Agreement, but subject to both the next sentence and the second paragraph of this Section 1, the Required Lenders (i) have previously consented to the sale by UOS of the NAIDA RAMIL vessel and the PEGGY PALMER vessel (collectively, the "UOS Vessels"), (ii) hereby consent to the sale by ISC's subsidiary, East Gulf Shipholding, Inc., of the EGS TIDE vessel, the EGS WAVE vessel and the EGS CREST vessel (collectively, the "EGS Vessels"), and (iii) hereby consent to the sale by ISC's subsidiary, Gulf South Shipping Pte. Ltd., of the OCEAN PORPOISE vessel (the "GSS Vessel"; collectively, together with the UOS Vessels and the EGS Vessels, the "Vessels"), provided that the sale of all of the Vessels shall be completed by June 30, 2015. The Required Lenders hereby agree that the Credit Parties shall not be deemed to have failed to comply with the dollar limitation in Section 8.9(b) of the Credit Agreement to the extent the proceeds of the sale of the Vessels exceeds said dollar limitation for any subsequent period of twelve months commencing with the month in which the sale of the first of the Vessels occurs, provided that, for the avoidance of doubt, the Borrowers and the Lenders agree that the proceeds from the sale of the Vessels shall apply to the dollar limitation in Section 8.9(b).

Except as expressly provided herein, the above consents shall not modify or affect the Loan Parties' obligations to comply fully with the terms of Section 8.9(b) of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Credit Document in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 8.9(b) of the Credit Agreement with respect to any other matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

2.	Amendments to Credit Agreement.

a.	The definition following definition is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

"Specified Impairment Losses" means impairment losses incurred by the Company and its Subsidiaries, on a consolidated basis, that, in accordance with GAAP, result from the placement of the following assets as held for sale on the balance sheet of the Company and its Subsidiaries: the EGS TIDE vessel, the EGS WAVE vessel, the EGS CREST vessel, the NAIDA RAMIL vessel, the PEGGY PALMER vessel and the OCEAN PORPOISE vessel, in an amount not to exceed, in the aggregate, $41,000,000; provided that such impairment losses are incurred by March 31, 2015 at the latest.

b.	Section 8.8(a)(iii) of the Credit Agreement is amended and restated in its entirety as follows:

(i)

Minimum Consolidated Tangible Net Worth.  Maintain a Consolidated Tangible Net Worth, as measured at the end of each Fiscal Quarter, in an amount of not less than the sum of Two Hundred Twenty Eight Million Dollars ($228,000,000) minus the Specified Impairment Losses plus fifty percent (50%) of all Consolidated Net Income of the Company and its Subsidiaries earned after December 31, 2011 (eliminating any effect on Consolidated Net Income in any applicable period as a result of the Specified Impairment Losses) plus 100% of the proceeds of all issuances of Equity Interests (common or preferred) of the Company and its Subsidiaries (on a consolidated basis) received after December 31, 2011 (other than issuances in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement).

3.	Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

a.	the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

b.

the Administrative Agent shall have received payment of all fees due to the Lenders on the date hereof and all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

4.

Covenant to Provide Notice. ISC agrees to provide the Administrative Agent with notice of any memorandum of agreement, letter of intent or other agreement entered into by ISC or any of its Subsidiaries with respect to the sale of any of the Vessels (including a description of the general economic terms thereof, to the extent not prohibited by the terms of such agreement), and the expiration or other termination of any such agreement.

5.	Representations of the Borrowers. Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

a.	It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

b.

This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

c.

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

d.

The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

e.

After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

6.	Miscellaneous.

a.

The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

b.

Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

c.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

d.	THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING CORPORATION

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

ENTERPRISE SHIP COMPANY, INC.

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

SULPHUR CARRIERS, INC.

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

CG RAILWAY, INC.

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

CENTRAL GULF LINES, INC.

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

WATERMAN STEAMSHIP CORPORATION

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

COASTAL CARRIERS, INC.

By: D B Drake
Name: D B DRAKE
Title: V/P-TREASURER

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION

N.W. JOHNSEN & CO., INC.

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

LMS SHIPMANAGEMENT, INC.

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

U.S. UNITED OCEAN SERVICES, LLC

By: Coastal Carriers, Inc., its sole member

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

MARY ANN HUDSON, LLC

By: U.S. United Ocean Services, LLC, its sole member
By: Coastal Carriers, Inc., its sole member

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

SHEILA MCDEVITT, LLC

By: U.S. United Ocean Services, LLC, its sole member
By: Coastal Carriers, Inc., its sole member

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

TOWER, LLC

By: [signature]
Name: D B DRAKE
Title: AUTHORIZED REPRESENTATIVE

FRASCATI SHOPS, INC.

By: [signature]
Name: D B DRAKE
Title: V/P - TREASURER

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:

REGIONS BANK, as Administrative Agent and Collateral Agent

By: _______________________
Name: Edward E. Midyett
Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION

LENDERS:

REGIONS BANK,
as a Lender

By: *[signature]*
Name: Edward E. Midyett
Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: RM Searson

Name: Robert M Searson
Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL *SHIPHOLDING CORPORATION*

WHITNEY BANK,
as a Lender

By: ______________________
Name: Philip E. Gordillo
Title: Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION

CAPITAL ONE BANK, N.A.,
as a Lender

By: ______________________
Name: Kyle Fontanille
Title: AVP

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT
INTERNATIONAL SHIPHOLDING CORPORATION